                                                                   EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form 10) of our report dated February 8, 2001 included in Chicago Merchantile Exchange, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.






Chicago, Illinois
April 27, 2001